--------------------------------------------------------------------------------
                                  ANNUAL REPORT
--------------------------------------------------------------------------------
                                 March 31, 1998
--------------------------------------------------------------------------------


                                   Value Line
                                    Small-Cap
                                     Growth
                                   Fund, Inc.


                                     [LOGO]
                              -------------------
                                   VALUE LINE
                                     No-Load
                                     Mutual
                                      Funds

Value Line Small-Cap Growth Fund, Inc.

                                                               To Our Value Line
================================================================================

To Our Shareholders:

We are pleased to report that the Value Line Small-Cap Growth Fund posted a gain of 27.5%, on a total return basis, for the year ended March 31, 1998. This compares favorably with the Fund's average annual rate of return of 15.6% over the prior three-year period and 15.2% since its inception in mid-1993. For the year, though, it lagged the surprisingly strong pace of 42.0% set by the Russell 2000 Stock Index, a widely used benchmark for small-capitalization stocks.

Overall, the small-cap sector was hit especially hard by the extraordinary confluence of global events in Southeast Asia, the Middle East, and Latin America during the fourth calendar quarter of 1997, as the Fund lost some of the ground it had gained during the first-half of the fiscal year. Moreover, while there was a relatively strong rebound in large-cap blue-chip stocks during the first calendar quarter of 1998, small-cap issues fared poorly. We believe this was due, in part, to investors' attraction to more liquid stocks, given the high level of uncertainty during this period. Also, we focused our emphasis on energy and technology issues, due to their strong earnings growth rates which are in excess of the market. Unfortunately, these sectors were pummelled by investor fears associated with weaker Asian economies. Nevertheless, we believe that we can benefit from exposure to these groups on a stock-by-stock basis. Many issues have performed well thus far this calendar year.

We continue to think that the small-cap sector presents an attractive way to invest in the U.S. equity markets. We expect that these stocks will experience stronger growth rates than their larger-cap peers, and the issues in our universe continue to trade at a much lower relative valuation than those in the Standard & Poor's 500 Index, an index representing the large-cap market. Consequently, we anticipate that as investors begin to search for higher rates of growth at a reasonable price, smaller-cap stocks are likely to outperform the shares of larger companies. Moreover, the record-breaking inflows of investor funds that have recently driven the more-liquid, large-cap market should have at least as great an impact on small-cap stocks, once the investor pendulum begins to shift.

Our investment strategy, which has led to a healthy rate of growth since the Fund's inception, remains consistent as we continue to invest in small-cap stocks with relatively strong growth rates, whose price momentum outpaces that of the overall market, and whose valuations are modest. We believe there are ample opportunities available to invest in attractive issues in this group.

We  appreciate  your  confidence  in Value  Line,  and we intend to  continue to
emphasize   high-quality,   high-growth   small-cap   stocks  to  maximize   our
shareholders' returns. Thank you for investing with us.



                                  Sincerely,


                                  /s/ JEAN BERNHARD BUTTNER
                                  Jean Bernhard Buttner
                                  Chairman and President

May 6, 1998

--------------------------------------------------------------------------------
2

                                          Value Line Small-Cap Growth Fund, Inc.

Small-Cap Growth Fund Shareholders
================================================================================

Economic Observations

The business expansion continues to proceed at a healthy clip, as we make our way through the second quarter of the year. True, the uptrend is unlikely to be as uniformly strong in the current period and during the second half of the year as it was in the opening quarter, when growth exceeded 4%. But, with most of the key consumer and industrial indicators still in relatively good shape, and with inflation continuing to be under control, growth could still average a solid 2.5%, or so, over the balance of the year. What's more, we would expect both producer (or wholesale) and consumer prices to evidence little upward pressure.

The wild card in this forecast, of course, remains the Pacific Rim, which continues to face the daunting task of turning itself around economically. Obviously, the problems afflicting that part of the globe will lead to gradual reductions in demand for goods and services produced in the United States. Nonetheless, assuming that the affected nations take corrective actions in a timely fashion, so that the situation eventually starts to stabilize, little more than minor dislocations should be apparent here. At this juncture, we feel that the current long business expansion can go on for several more years.


                 COMPARISON OF THE CHANGE IN VALUE OF A $10,000
               INVESTMENT IN THE VALUE LINE SMALL-CAP GROWTH FUND
                       AND THE RUSSELL 2000 STOCK INDEX*


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                         Value Line
                    Small Cap Growth Fund           Russell 2000
                    ---------------------           ------------
 6/30/93                   $10,000                    $10,000
 9/30/93                   $11,200                    $11,142
12/31/93                   $12,106                    $11,431
 3/31/94                   $11,835                    $11,127
 6/30/94                   $11,504                    $10,691
 9/30/94                   $12,086                    $11,434
12/31/93                   $12,029                    $11,233
 3/31/95                   $12,731                    $11,741
 6/30/95                   $13,639                    $12,841
 9/30/95                   $15,622                    $14,110
12/31/95                   $14,921                    $14,415
 3/31/96                   $15,733                    $15,151
 6/30/96                   $16,149                    $15,909
 9/30/96                   $16,735                    $15,963
12/31/96                   $16,465                    $16,793
 3/31/97                   $15,408                    $15,969
 6/30/97                   $18,095                    $18,558
 9/30/97                   $21,305                    $21,319
12/31/97                   $18,365                    $20,606
 3/31/98                   $19,644                    $22,678

Performance Data:*

                                                                       Average
                                                                    Annual Total
                                                                       Return
                                                                      ---------
1 year ended March 31, 1998....................................          27.50%
3 years ended March 31, 1998...................................          15.55%
From June 23, 1993+ to
  March 31, 1998...............................................          15.21%


+    Commencement of operations.

* The performance data quoted represent past performance and are no guarantee of future performance. The average annual total return and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost.


--------------------------------------------------------------------------------

Value Line Small-Cap Growth Fund, Inc.

Schedule of Investments
================================================================================

    Shares                                                            Value
--------------------------------------------------------------------------------

COMMON STOCKS (97.6%)

            AEROSPACE/DEFENSE (2.4%)
   9,050    AAR Corp. .....................................        $   246,613
   5,500    Moog, Inc. Class "A"* .........................            231,688
     600    Precision Castparts Corp......................              35,512
                                                                   -----------
                                                                       513,813

            AIR TRANSPORT (3.5%)
   4,750    Air Express International
                Corp. .....................................            126,172
   5,900    Alaska Air Group, Inc.* .......................            319,706
  14,400    U.S. Xpress Enterprises, Inc.
                Class "A"* ................................            298,800
                                                                   -----------
                                                                       744,678

            APPAREL (2.3%)
   5,400    Nautica Enterprises, Inc.* ....................            166,050
   6,300    Oxford Industries, Inc. .......................            197,663
   2,100    Tommy Hilfiger Corp.* .........................            126,131
                                                                   -----------
                                                                       489,844

            AUTO PARTS--ORIGINAL
              EQUIPMENT (1.1%)
   6,900    Standard Products Co. (The) ...................            227,269

            BANK (3.3%)
   3,100    Cathay Bancorp, Inc. ..........................            110,825
   2,400    City National Corp. ...........................             91,200
     600    GBC Bancorp of California .....................             40,087
   6,000    Silicon Valley Bancshares* ....................            366,375
   1,800    Zions Bancorporation ..........................             94,725
                                                                   -----------
                                                                       703,212

            BEVERAGE--
              SOFT DRINK (0.5%)
   4,200    Triarc Companies, Inc.
                Class "A" *................................            110,250

            CHEMICAL--
              SPECIALTY (0.4%)
   1,700    Alcide Corp.* .................................             91,800

            COMPUTER &
              PERIPHERALS (2.1%)
  11,900    Identix Inc.* .................................            101,150
  11,600    Inter-Tel Inc. ................................            312,475
     900    SCI Systems, Inc.* ............................             32,062
                                                                   -----------
                                                                       445,687

            COMPUTER SOFTWARE
              & SERVICES (3.8%)
   8,550    Barra, Inc.* ..................................            243,675
     800    Fiserv, Inc.* .................................             50,700
   3,200    Manugistics Group, Inc.* ......................            179,400
   4,800    Mercury Interactive Corp.* ....................            175,200
   4,200    National Data Corp. ...........................            174,563
                                                                   -----------
                                                                       823,538

            DIVERSIFIED
              COMPANIES (1.0%)
   4,700    American Precision
                Industries, Inc.* .........................             89,006
   6,200    Park-Ohio Industries, Inc.*....................            120,125
                                                                   -----------
                                                                       209,131

            ELECTRICAL
              EQUIPMENT (2.0%)
   5,400    Kuhlman Corp. .................................            262,913
   9,000    MagneTek, Inc.* ...............................            169,312
                                                                   -----------
                                                                       432,225

            ELECTRONICS (4.4%)
   3,900    Electro Scientific
                Industries, Inc.* .........................            150,638
   5,900    General Scanning Inc.* ........................            126,850
   8,200    Herley Industries, Inc.* ......................            114,287
   3,600    Micrel, Inc.* .................................            136,575
   2,300    Pittway Corp. Class "A" .......................            165,600
   9,800    Telxon Corp. ..................................            259,700
                                                                   -----------
                                                                       953,650

--------------------------------------------------------------------------------
4

                                          Value Line Small-Cap Growth Fund, Inc.

                                                                  March 31, 1998
================================================================================

    Shares                                                            Value
--------------------------------------------------------------------------------

            FINANCIAL
              SERVICES (1.8%)
   1,700    FINOVA Group, Inc. ............................        $   100,088
   6,200    Investment Technology
                Group, Inc. * .............................            203,050
   2,700    Money Store, Inc. (The) .......................             86,231
                                                                   -----------
                                                                       389,369

            FOOD PROCESSING
              (2.6%)
   5,100    International Multifoods
                Corp. .....................................            152,681
  10,900    Michael Foods, Inc. ...........................            291,575
   2,000    Suiza Foods Corp.* ............................            123,000
                                                                   -----------
                                                                       567,256

            FOOD WHOLESALERS
              (0.6%)
   4,500    Richfood Holdings, Inc. .......................            144,000

            FURNITURE/HOME
              FURNISHINGS (4.1%)
   2,700    Cort Business Services
                Corp.* ....................................            128,250
   5,100    Ethan Allen Interiors, Inc. ...................            304,725
   3,200    Furniture Brands
                International, Inc.* ......................            103,000
   2,000    HON Industries, Inc. ..........................             73,500
  11,400    LADD Furniture Inc.* ..........................            273,600
                                                                   -----------
                                                                       883,075

            HEALTHCARE
              INFORMATION
              SYSTEM (0.6%)
   3,600    Access Health Inc.* ...........................            132,300

            HOMEBUILDING (0.5%)
   6,400    Standard Pacific Corp. ........................             97,200


            INDUSTRIAL SERVICES
              (5.4%)
   4,900    Caribiner International, Inc.* ................            188,650
   5,600    G & K Services, Inc. Class "A" ................            245,700
   5,000    Interim Services, Inc.* .......................            168,750
   3,200    Metamor Worldwide Inc.* .......................            120,200
   5,800    Personnel Group of
                America, Inc.* ............................            131,950
   2,800    Pre-Paid Legal Services, Inc.* ................             99,400
   7,500    UniFirst Corp. ................................            210,000
                                                                   -----------
                                                                     1,164,650

            INSURANCE-PROPERTY/
              CASUALTY (3.6%)
   3,300    Executive Risk, Inc. ..........................            235,125
   6,400    NAC Re Corp. ..................................            335,600
   3,700    Vesta Insurance Group, Inc. ...................            198,412
                                                                   -----------
                                                                       769,137

            MACHINERY (6.9%)
   6,800    Applied Power Inc. Class "A" ..................            261,800
   3,300    DT Industries, Inc. ...........................            126,638
   4,100    Gleason Corp. .................................            143,756
   8,800    ITEQ, Inc.* ...................................            125,400
   5,100    Manitowoc Co., Inc. ...........................            196,988
   4,000    MotivePower Industries, Inc.* .................            110,500
  11,400    PRI Automation, Inc.* .........................            298,537
   8,000    Terex Corp.* ..................................            216,500
                                                                   -----------
                                                                     1,480,119

            MEDICAL SERVICES (2.7%)
   8,100    American Oncology
                Resources, Inc.* ..........................            123,525
   2,000    Omnicare, Inc. ................................             79,250
   6,600    PAREXEL International
                Corp.* ....................................            206,250
   4,600    Renal Care Group, Inc.* .......................            174,800
                                                                   -----------
                                                                       583,825

--------------------------------------------------------------------------------

Value Line Small-Cap Growth Fund, Inc.

Schedule of Investments
================================================================================

    Shares                                                            Value
--------------------------------------------------------------------------------

            MEDICAL SUPPLIES
              (3.3%)
   5,000    Conmed Corp.* .................................        $   119,375
   3,100    Cooper Companies, Inc.* .......................            131,556
   2,900    Invacare Corp. ................................             75,400
   6,700    ResMed Inc.* ..................................            237,850
   1,900    Safeskin Corp.* ...............................            140,363
                                                                   -----------
                                                                       704,544

            METAL FABRICATING
              (2.5%)
   3,900    Lone Star Technologies, Inc.* .................             92,625
   6,900    Maverick Tube Corp.* ..........................            122,044
   3,700    SPS Technologies, Inc.* .......................            199,569
   5,000    Shaw Group Inc.* ..............................            124,687
                                                                   -----------
                                                                       538,925

            NATURAL GAS--
              DIVERSIFIED (0.2%)
   1,600    Vintage Petroleum, Inc. .......................             33,600

            OFFICE EQUIPMENT
              & SUPPLIES (1.8%)
   4,000    New England Business
                Service, Inc...............................            137,000
   4,000    United Stationers Inc.* .......................            247,250
                                                                   -----------
                                                                       384,250

            OILFIELD SERVICES/
              EQUIPMENT (4.1%)
   4,100    Atwood Oceanics, Inc.* ........................            221,656
   1,500    Cliffs Drilling Co.* ..........................             61,969
   5,400    Daniel Industries, Inc. .......................            108,337
   1,600    Helmerich & Payne, Inc. .......................             50,000
   4,500    Key Energy Group, Inc.* .......................             73,406
  27,400    Parker Drilling Co.* ..........................            287,700
   1,200    Pool Energy Services Co.* .....................             28,050
   1,900    Varco International, Inc.* ....................             48,925
                                                                   -----------
                                                                       880,043

            PACKAGING &
              CONTAINER (1.3%)
   3,500    AptarGroup, Inc. ..............................            210,219
   1,200    Sealed Air Corp.* .............................             78,600
                                                                   -----------
                                                                       288,819

            PAPER & FOREST
              PRODUCTS (0.6%)
   6,200    Buckeye Technologies, Inc.* ...................            131,750

            PRECISION
              INSTRUMENTS (5.0%)
   6,100    Dionex Corp.* .................................            340,075
   7,500    Instron Corp. .................................            142,500
   3,400    Kronos Inc.* ..................................            119,425
  13,300    Newport Corp. .................................            262,675
   3,700    Sybron International Corp.* ...................             96,663
     500    Tokheim Corp.* ................................              9,125
   1,900    Waters Corp.* .................................             94,881
                                                                   -----------
                                                                     1,065,344

            RECREATION (1.5%)
   9,000    Action Performance
                Companies, Inc.* ..........................            316,687

            RESTAURANT (0.5%)
   3,400    Cheesecake Factory,
                Inc. (The)* ...............................            113,263

            RETAIL--SPECIAL
              LINES (4.3%)
  14,100    Brightpoint Inc.* .............................            242,344
  12,300    Daisytek International Corp.* .................            299,812
   8,200    Gymboree Corp.* ...............................            212,175
   3,300    Tiffany & Co. .................................            160,669
                                                                   -----------
                                                                       915,000

            RETAIL BUILDING
              SUPPLY (1.0%)
   5,400    Eagle Hardware &
                Garden, Inc.* .............................             95,175
   3,500    Hughes Supply Inc. ............................            126,656
                                                                   -----------
                                                                       221,831

--------------------------------------------------------------------------------
6

                                          Value Line Small-Cap Growth Fund, Inc.

                                                                  March 31, 1998
================================================================================

    Shares                                                            Value
--------------------------------------------------------------------------------

            RETAIL STORE (1.0%)
   2,100    Buckle Inc.* ..................................        $   105,262
   2,600    Pacific Sunwear of
                California, Inc.* .........................            107,900
                                                                   -----------
                                                                       213,162

            SEMICONDUCTOR (2.9%)
   6,700    PMC-Sierra Inc.* ..............................            254,600
  10,200    Photronics, Inc.* .............................            285,600
   1,700    Vitesse Semiconductor
                Corp.* ....................................             80,166
                                                                   -----------
                                                                       620,366

            STEEL--GENERAL (0.6%)
   8,400    NS Group, Inc.* ...............................            122,850

            TELECOMMUNICATIONS
              EQUIPMENT (0.9%)
   8,100    Level One Communications
                Inc.* .....................................            190,350

            TELECOMMUNICATION
              SERVICES (2.9%)
   9,100    Billing Concepts Corp.* .......................            236,031
   7,500    Mobile Telecommunication
                Technologies Corp.* .......................            167,813
  11,200    P-COM, Inc.* ..................................            224,000
                                                                   -----------
                                                                       627,844

            TEXTILE (1.8%)
   4,900    Interface Inc. Class "A" ......................            203,656
   3,600    Pillowtex Corp. ...............................            174,375
                                                                   -----------
                                                                       378,031

            THRIFT (0.6%)
   2,200    Astoria Financial Corp. .......................            135,988

            TIRE & RUBBER (0.5%)
   2,200    Carlisle Companies, Inc. ......................            108,075

            TOILETRIES/
              COSMETICS (1.6%)
  19,000    Helen of Troy Ltd.* ...........................            352,688

            TRUCKING/
              TRANSPORTATION
              LEASING (3.1%)
   3,000    Heartland Express, Inc.* ......................             83,250
   2,000    Knight Transportation, Inc.* ..................             64,000
   2,600    M.S. Carriers, Inc.* ..........................             88,075
   4,350    Swift Transportation, Inc.* ...................            104,400
   5,900    USFreightways Corp. ...........................            212,400
   4,400    Werner Enterprises, Inc. ......................            112,200
                                                                   -----------
                                                                       664,325
                                                                   -----------

            TOTAL COMMON STOCKS
            AND TOTAL INVESTMENT
            SECURITIES (97.6%)
            (Cost $17,765,639) ............................         20,963,763

EXCESS OF CASH AND
OTHER  ASSETS
OVER  LIABILITIES (2.4%) ......................................        525,894
                                                                   -----------

NET ASSETS (100%) .............................................    $21,489,657
                                                                   ===========

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE, PER
OUTSTANDING SHARE
($21,489,657 / 1,607,223
shares outstanding) ...........................................    $     13.37
                                                                   ===========

* Non-income producing.



See Notes to Financial Statements.

--------------------------------------------------------------------------------

Value Line Small-Cap Growth Fund, Inc.

Statement of Assets and Liabilities
at March 31, 1998
================================================================================

Assets:
Investment securities, at value
  (Cost-$17,765,639) ......................................          $20,963,763
Cash ......................................................              200,794
Receivable for securities sold ............................              387,842
Receivable for capital shares sold ........................               16,075
Dividends receivable ......................................                5,357
Deferred organization costs (note 2) ......................                3,014
                                                                     -----------
    Total Assets ..........................................           21,576,845
                                                                     -----------
Liabilities:
Payable for securities purchased ..........................               44,825
Payable for capital shares repurchased ....................                2,153
Accrued expenses:
  Advisory fee payable ....................................               14,001
  Service and distribution plan
    fee payable ...........................................                4,620
  Other ...................................................               21,589
                                                                     -----------
    Total Liabilities .....................................               87,188
                                                                     -----------
Net Assets ................................................          $21,489,657
                                                                     ===========
Net Assets consist of:
Capital stock, at $.001 par value
  (authorized 300,000,000,
  outstanding 1,607,223 shares) ...........................          $     1,608
Additional paid-in capital ................................           17,931,201
Accumulated net realized gain
  on investments ..........................................              358,724
Unrealized net appreciation of
  investments .............................................            3,198,124
                                                                     -----------
Net Assets ................................................          $21,489,657
                                                                     ===========
    Net Asset Value, Offering and
      Redemption Price, per
      Outstanding Share
      ($21,489,657 / 1,607,223
      shares outstanding) .................................          $     13.37
                                                                     ===========


Statement of Operations
for the year ended March 31, 1998
================================================================================

Investment Income:
Interest income ..........................................          $    84,864
Dividend income ..........................................               63,470
                                                                    -----------
    Total Income .........................................              148,334
                                                                    -----------
Expenses:
Advisory fee .............................................              163,905
Service and distribution plan fee ........................               54,635
Auditing and legal fees ..................................               33,707
Custodian fees ...........................................               32,814
Accounting and bookkeeping
  expense ................................................               32,400
Directors' fees and expenses .............................               20,424
Registration and filing fees .............................               17,004
Printing .................................................               14,581
Amortization of deferred organization
  costs (note 2) .........................................               13,257
Transfer agent fees ......................................                5,433
Other ....................................................                4,570
                                                                    -----------
    Total Expenses before Custody
      Credits ............................................              392,730
    Less: Custody Credits ................................               (5,457)
                                                                    -----------
    Net Expenses .........................................              387,273
                                                                    -----------
Investment Loss--Net .....................................             (238,939)
                                                                    -----------
Realized and Unrealized Gain on
  Investments--Net:
    Realized Gain--Net ...................................            2,251,939
    Change in Unrealized
      Appreciation .......................................            2,424,139
                                                                    -----------
Net Realized Gain and Net
  Unrealized Appreciation of
  Investments ............................................            4,676,078
                                                                    -----------
Net Increase in Net Assets
  from Operations ........................................          $ 4,437,139
                                                                    ===========



See Notes to Financial Statements.
--------------------------------------------------------------------------------
8

                                          Value Line Small-Cap Growth Fund, Inc.

Statement of Changes in Net Assets
for the years ended March 31, 1998 and 1997
================================================================================

                                                                          Year Ended          Year Ended
                                                                       March 31, 1998       March 31, 1997
                                                                       -----------------------------------
Operations:
  Investment loss--net ..............................................   $   (238,939)         $   (200,471)
  Realized gain on investments--net .................................      2,251,939             3,214,307
  Net change in unrealized appreciation (depreciation) on investments      2,424,139            (3,396,195)
                                                                       -----------------------------------
  Net increase (decrease) in net assets from operations .............      4,437,139              (382,359)
                                                                       -----------------------------------

Distributions to Shareholders:
  Realized gains--net ...............................................     (3,576,786)           (2,545,782)
                                                                       -----------------------------------

Capital Share Transactions:
  Net proceeds from sale of shares ..................................      5,385,378             1,638,024
  Net proceeds from reinvestment of distributions to shareholders ...      3,548,688             2,535,169
  Cost of shares repurchased ........................................     (5,279,204)           (3,376,267)
                                                                       -----------------------------------
  Increase from capital share transactions ..........................      3,654,862               796,926
                                                                       -----------------------------------

Total Increase (Decrease) ...........................................      4,515,215            (2,131,215)

Net Assets:
  Beginning of year .................................................     16,974,442            19,105,657
                                                                       -----------------------------------
  End of year .......................................................   $ 21,489,657          $ 16,974,442
                                                                       ===================================





See Notes to Financial Statements.
--------------------------------------------------------------------------------

Value Line Small-Cap Growth Fund, Inc.

Notes to Financial Statements
================================================================================

1.   Significant Accounting Policies

Value Line  Small-Cap  Growth Fund,  Inc. (the "Fund") is  registered  under the
Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose primary investment objective is long-term growth of capital. The Fund invests primarily in "small-cap" common stocks.

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation. Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(D) Security Transactions and Distributions. Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on sales of securities are calculated for financial accounting purposes and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Permanent book-tax differences relating to shareholder distributions have been reclassified. Net investment loss, net realized gain (loss), and net assets are not affected. In the current year the net investment loss of $238,939 was reclassified within the composition of net assets to additional paid in capital.

(E) Amortization. Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.


--------------------------------------------------------------------------------
10

                                          Value Line Small-Cap Growth Fund, Inc.

                                                                  March 31, 1998
================================================================================

2.   Organization Cost

Costs of $66,890 incurred in connection with the Fund's organization and initial registration have been deferred and are being amortized over sixty months beginning at the commencement of operations of the Fund. In the event any of the initial shares of the Fund are redeemed by the holder thereof during the five-year amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized deferred organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

3.   Capital Share Transactions

Transactions in capital stock were as follows:

                                                   Year Ended        Year Ended
                                                    March 31,         March 31,
                                                      1998              1997
                                                  -----------------------------
Shares sold ..................................       344,231           111,384
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ..........................       296,713           190,901
                                                  -----------------------------
                                                     640,944           302,285
Shares repurchased ...........................       373,731           227,083
                                                  -----------------------------
Net increase .................................       267,213            75,202
                                                  =============================

4.   Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, were as follows:

                                                                   Year Ended
                                                                 March 31, 1998
                                                                 --------------
PURCHASES:
  Investment Securities .................................         $30,552,107
                                                                  ===========
SALES:
  Investment Securities .................................         $29,557,642
                                                                  ===========

At March 31, 1998, the aggregate cost of investment securities for federal income tax purposes was $17,781,291. The aggregate appreciation and depreciation of investments at March 31, 1998, based on a comparison of investment values and their costs for federal income tax purposes was $3,863,109 and $680,637, respectively, resulting in a net appreciation of $3,182,472.

5. Advisory Fees, Service and Distribution Plan Fees and Transactions With Affiliates

An advisory fee of $163,905 was paid or payable to Value Line, Inc. the Fund's investment adviser (the Adviser), for the year ended March 31, 1998. The fee was computed at the rate of .75 of 1% of the daily net assets during the year and paid monthly. The Adviser provides research, investment programs and supervision of the investment portfolio and pays costs of certain administrative services and office space. The Adviser also provides persons, satisfactory to the Fund's Board of Directors to act as officers of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses in its organization and operation.

The Fund has a Service and Distribution Plan (the "Plan"), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, for the payment of certain expenses incurred by Value Line Securities, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, in advertising, marketing and distributing the Fund's shares and for servicing the Fund's shareholders at an annual rate of 0.25% of the Fund's average daily net assets. In the year ended March 31, 1998, fees amounting to $54,635 were paid or payable under this Plan.

Certain officers and directors of the Adviser and the Distributor are also officers and a director of the Fund.

At March 31, 1998, the Adviser and/or affiliated companies owned 1,312,563 shares of the Fund's capital stock, representing 82% of the outstanding shares.


--------------------------------------------------------------------------------

Value Line Small-Cap Growth Fund, Inc.

Financial Highlights
================================================================================
Selected data for a share of capital stock outstanding throughout each period:

                                                                                                                     June 23, 1993
                                                                      Years Ended March 31,                         (commencement of
                                               ----------------------------------------------------------------       operations) to
                                                  1998               1997               1996             1995         March 31, 1994
                                               -------------------------------------------------------------------------------------
Net asset value, beginning of period ...         $12.67             $15.11             $12.33           $11.80           $10.00
                                               -------------------------------------------------------------------------------------

Income from investment operations:
  Net investment (loss) income .........           (.15)              (.13)              (.18)            (.19)(2)          .02(1)
  Net gains or losses on securities
    (both realized and unrealized) .....           3.34               (.08)              3.08             1.05             1.81
                                               -------------------------------------------------------------------------------------
  Total from investment operations .....           3.19               (.21)              2.90              .86             1.83
                                               -------------------------------------------------------------------------------------

Less distributions:
  Dividends from net investment income .           --                 --                 --               --               (.02)
  Distributions from capital gains .....          (2.49)             (2.23)              (.12)            (.33)            (.01)
                                               -------------------------------------------------------------------------------------
  Total distributions ..................          (2.49)             (2.23)              (.12)            (.33)            (.03)
                                               -------------------------------------------------------------------------------------
Net asset value, end of period .........         $13.37             $12.67             $15.11           $12.33           $11.80
                                               =====================================================================================
Total return ...........................          27.50%             (2.07)%            23.58%            7.57%           18.36%+
                                               =====================================================================================

Ratios/Supplemental Data:
Net assets end of period (in thousands)         $21,490            $16,974            $19,106          $12,492           $9,823
Ratio of operating expenses to
  average net assets ...................           1.81%(3)           1.87%(3)           2.15%(3)         2.48%(2)         0.61%*(1)
Ratio of net investment (loss) income to
  average net assets ...................          (1.10)%            (1.07)%            (1.27)%     (1.63)%(2)             0.26%*(1)
Portfolio turnover rate ................            149%               100%                57%              30%              74%+
Average commission rate paid per share
  of common stock investments
  purchased/sold .......................         $.0499             $.0500(4)            --               --               --


(1) Net of expense reimbursement and fees waived by the Adviser. Had these expenses been fully paid by the Fund, investment loss-net per share would have been $(.12), the ratio of operating expenses to average net assets would have been 2.45%*, and the ratio of net investment loss to average net assets would have been (1.57%)*.

(2) Net of expense reimbursement by the Adviser. Had these expenses been fully paid by the Fund, investment loss-net per share would have been $(.20), the ratio of offering expenses to average net assets would have been 2.52%, and the ratio of net investment loss to average net assets would have been (1.67%).

(3)  Before offset of custody credits.

(4) Disclosure effective for fiscal years beginning on or after September 1, 1995.

+    Not annualized.

*    Annualized.



See Notes to Financial Statements.
--------------------------------------------------------------------------------
12

                                          Value Line Small-Cap Growth Fund, Inc.

Report of Independent Accountants
================================================================================

To the Shareholders and Board of Directors of Value Line Small-Cap Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Small-Cap Growth Fund, Inc. (the "Fund") at March 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period June 23, 1993 (commencement of operations) through March 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.




PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, NY 10036

May 15, 1998


--------------------------------------------------------------------------------

Value Line Small-Cap Growth Fund, Inc.

                         The Value Line Family of Funds
================================================================================

1950--The Value Line Fund seeks long-term growth of capital along with modest current income by investing substantially all of its assets in common stocks or securities convertible into common stock.

1952--The Value Line Income Fund's primary investment objective is income, as high and dependable as is consistent with reasonable growth. Capital growth to increase total return is a secondary objective.

1956--The Value Line Special Situations Fund seeks to obtain long-term growth of capital by investing not less than 80% of its assets in "special situations". No consideration is given to achieving current income.

1972--Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth by investing substantially all of its assets in common stocks. The Fund may borrow up to 50% of its net assets to increase its purchasing power.

1979--The Value Line Cash Fund, a money market fund, seeks high current income consistent with preservation of capital and liquidity.

1981--Value Line U.S. Government Securities Fund seeks maximum income without undue risk to principal. Under normal conditions, at least 80% of the value to its assets will be invested in issues of the U.S. Government and its agencies and instrumentalities.

1983--Value Line Centurion Fund* seeks long-term growth of capital as its sole objective by investing primarily in stocks ranked 1 or 2 by Value Line for year-ahead relative performance.

1984--The Value Line Tax Exempt Fund seeks to provide investors with maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: a Money Market Portfolio and a High-Yield Portfolio.

1985--Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986--Value Line Aggressive Income Trust seeks to maximize current income by investing in high-yielding, lower-rated, fixed-income corporate securities.

1987--Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with maximum income exempt from New York State, New York City and federal individual income taxes while avoiding undue risk to principal.

1987--Value Line Strategic Asset Management Trust* invests in stocks, bonds and cash equivalents according to computer trend models developed by Value Line. The objective is to professionally manage the optimal allocation of these investments at all times.

1993--Value Line Small-Cap Growth Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993--Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the correct asset mix.

1995--Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.


* Only available through the purchase of Guardian Investor, a tax deferred, variable annuity, or Value Plus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818, 24 hours a day, 7 days a week. Read the prospectus carefully before you invest or send money.


--------------------------------------------------------------------------------
14

INVESTMENT ADVISER                  Value Line, Inc.
                                    220 East 42nd Street
                                    New York, NY 10017-5891

DISTRIBUTOR                         Value Line Securities, Inc.
                                    220 East 42nd Street
                                    New York, NY 10017-5891

CUSTODIAN BANK                      State Street Bank and Trust Co.
                                    225 Franklin Street
                                    Boston, MA 02110

SHAREHOLDER                         State Street Bank and Trust Co.
SERVICING AGENT                     c/o NFDS
                                    P.O. Box 419729
                                    Kansas City, MO 64141-6729

INDEPENDENT                         Price Waterhouse LLP
ACCOUNTANTS                         1177 Avenue of the Americas
                                    New York, NY 10036

LEGAL COUNSEL                       Peter D. Lowenstein, Esq.
                                    Two Greenwich Plaza, Suite 100
                                    Greenwich, CT 06830

DIRECTORS                           Jean Bernhard Buttner
                                    Francis C. Oakley
                                    Marion N. Ruth
                                    Francis T. Newton

OFFICERS                            Jean Bernhard Buttner
                                    Chairman and President
                                    Steven M. Yeary
                                    Vice President
                                    Jerome Kaplan
                                    Vice President
                                    David T. Henigson
                                    Vice President and
                                    Secretary/Treasurer
                                    Jack M. Houston
                                    Assistant Secretary/Treasurer
                                    Stephen La Rosa
                                    Assistant Secretary/Treasurer



This report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).


                                                                       VLF16A398